UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) December 23, 2004

Registrant, State of Incorporation, Address of
Commission File	Principal Executive Offices and Telephone	I.R.S. employer
Number	Number	Identification Number
1-8788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
Ex-99.1 December 23, 2004 U.S. District Court for the Southern District of New York Opinion

Section 8—Other Events

Item 8.01 Other Events

     As previously disclosed, on October 10, 2004, a decision was handed down by the U.S. District Court of the Southern District of New York (the “District Court”) in the appeal by Nevada Power Company (“NPC”) and Sierra Pacific Power Company (“SPPC”) from the judgment (the “Judgment”) entered by the Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) against NPC and SPPC in favor of Enron Power Marketing, Inc. (“Enron”), for damages based on Enron’s claim for breach of its power supply agreements with NPC and SPPC. The District Court’s October 10th decision vacated the Judgment and remanded the matter to the Bankruptcy Court for fact-finding on several issues. Subsequently, NPC and SPPC filed a motion seeking clarification of the District Court’s rulings with respect to certain of NPC’s and SPPC’s claims.

     On December 23, 2004, the District Court handed down a decision in response to NPC and SPPC’s motion seeking clarification. In its opinion, the District Court:

•	affirmed the Bankruptcy Court’s holding that the filed rate doctrine (which generally provides that a rate approved by a governing agency should not be renegotiated in federal courts) bars consideration of filed rate-related issues;

•	affirmed the Bankruptcy Court’s holding that NPC and SPPC, by failing to rescind their contracts with Enron immediately upon discovering fraud in 2001, ratified those contracts and waived their opportunity to rescind them;

•	held that pre-judgment interest should have been calculated at the present value rate, rather than at the rate of 1% per month used by the Bankruptcy Court. Pre-judgment interest calculated at the present value rate is approximately $40 million (pre-tax) less than was determined using the rate of 1% per month.

•	affirmed the finding that the case is a core bankruptcy matter and, therefore, that the Bankruptcy Court’s jurisdiction is proper.

Management is currently evaluating the current District Court decision, including the financial effect of the revision in the calculation of pre-judgment interest. A copy of the District Court’s December 23, 2004 decision is attached as Exhibit 99.1 hereto.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	December 23, 2004, U.S. District Court for the Southern District of New York Opinion

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: December 28, 2004	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: December 28, 2004	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: December 28, 2004	By:	/s/ John E. Brown
John E. Brown
Controller